Item 1. Report to Shareholders

DECEMBER 31, 2004

GROWTH STOCK FUND

Annual Report

T. ROWE PRICE

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

                               REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.
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T. ROWE PRICE GROWTH STOCK FUND
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Fellow Shareholders

Spurred by solid earnings gains, large-cap growth stocks rallied strongly in the fourth quarter, helping your fund's performance for the 6- and 12-month periods ended December 31, 2004. For the year, large-cap stocks once again lagged small- and mid-caps, and value shares--"old economy" industries such as energy, materials, and consumer products--outperformed, as many growth-oriented, technology-related industries struggled. Some health care industries continued to languish, especially large-cap pharmaceuticals, but biotechnology and health care providers generated excellent results. Not surprisingly, the defensive sectors paused after a strong stretch as other areas of the economy that offered investors better growth prospects flourished.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/04                    6 Months     12 Months
--------------------------------------------------------------------------------

Growth Stock Fund                            7.50%        10.24%

Growth Stock Fund-Advisor Class              7.42         10.04

Growth Stock Fund-R Class                    7.24          9.72

S&P 500 Stock Index                          7.19         10.88

Lipper Large-Cap Growth Funds Index          5.16          7.45

The Growth Stock Fund and its companion Advisor and R classes posted solid six-month gains that marginally exceeded the unmanaged S&P 500 Stock Index and handily outperformed its peer group, the Lipper Large-Cap Growth Funds Index. Results for the 12-month period ended December 31, 2004, lagged the S&P 500 but again far outpaced the Lipper benchmark for competitor funds.

The Growth Stock Fund also continued to compare extremely well relative to its competitors over the long term. Lipper ranked the fund in the top 3% of the Lipper large-cap growth funds universe for the 5- and 10-year periods ended December 31, 2004. (Based on total return, Lipper ranked the Growth Stock Fund 121 out of 652, 53 out of 538, 9 out of 418, and 4 out of 133 funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2004, respectively. Results will vary for other periods. Past performance cannot guarantee future results.)

We think it is important to reiterate our core investment philosophy and beliefs about stock market investing. Our key investing tenet is to focus on owning companies that can produce better earnings and cash flow growth than the market. We believe that free cash flow generation drives stock prices over time--we take a long-term view to owning stocks and rarely trade for short-term profits. Over short periods, stock prices may not track free cash flow, but we believe that over longer periods they will move together. In addition, we look for companies with a sustainable business model, dominance in a market segment, and a flexible culture that allows a top-notch management team to maximize growth over time. Additionally, we try to take advantage of pricing opportunities resulting from other investors' short-sightedness, providing us with unique opportunities to buy great companies at attractive valuations.

MARKET ENVIRONMENT

For the six-month period, small- and mid-cap stocks, especially value shares, outperformed large-cap stocks in general and growth-oriented stocks in particular. Large-cap U.S. stocks fell in the third quarter as the economy moved through a period of softer-than-expected growth and investors grew concerned about an earnings-growth slowdown. The economic deceleration was partially attributable to rising oil prices, which neared $50 per barrel at the end of September, higher short-term interest rates, and the presidential election. Large-cap growth stocks, especially technology and health care, were particularly hard hit in the correction.

Several concerns were resolved in the fourth quarter: the presidential election was decided without controversy, energy prices retreated from record highs, and consumer confidence, corporate spending, and profits showed improvement. Stocks rallied in response, but there are still many risks. Energy prices remain volatile, and the ongoing war in Iraq and the threat of global terrorism are related concerns. We expect interest rates to trend steadily higher, but the sharply declining dollar raises the possibility that rates could rise faster than is currently anticipated to attract foreign capital.

PORTFOLIO REVIEW

Over the past half-dozen years, small- and mid-cap companies have enjoyed sharply higher prices as the market rewarded their improving fundamentals. This has not been the case for large-cap growth companies. Although blue chip stocks including Wal-Mart, Citigroup, Microsoft, American International Group (AIG), State Street, and Medtronic continue to generate double-digit growth, their stocks have generated little in terms of share price gains for shareholders. While we believe the market may have accorded these high-quality growth stocks too high a price relative to their fundamentals leading up to the stock market bubble in 1999, current prices value these companies as if they were just average. (Please refer to our portfolio of investments for a complete listing of the fund's holdings and the amount each represents of the portfolio.)

Investors have asked, "What is wrong with Wal-Mart?" Our answer is nothing is wrong with the company. The low-end consumer market faces a difficult environment due to high energy prices and little job growth. Despite these challenges, Wal-Mart grew earnings at a 14%-per-year clip for the past five years and generated improved returns on invested capital.

Investors ask, "What is wrong with Citigroup?" Again, we think that nothing is wrong with the company. We see the current share price as an opportunity to add to our stake in one of the world's premier diversified financial companies at bargain prices. Citigroup generates double-digit growth and is deploying capital into faster growing international markets with excellent return prospects. Over the past six months, we have substantially increased our positions in the large-cap growth companies mentioned at what we believe are very attractive prices because our research confirms that they should continue to grow free cash flow at double-digit rates. Our conclusion: The shares will eventually be rewarded for this growth.

In addition to taking advantage of pricing anomalies, we continue to apply our research to finding companies with solid fundamentals and strong growth catalysts. Several of our recent purchases are good examples. We think Elan and Biogen Idec are poised to benefit from an exciting new drug to treat multiple sclerosis. Corning, the dominate producer of the glass used for flat-screen televisions and monitors, is an industry-leading company in a fast-growth area with huge potential.

In previous reports, we stated that the portfolio was positioned to capitalize on an improving economy and stronger earnings results from large companies. While we were somewhat disappointed with the performance of our mega-cap holdings, we were heartened by the performance of our economic- and market-sensitive holdings in the consumer discretionary and financials sectors.

Declining oil prices in the fourth quarter helped boost sales at many retailers during the holiday season. Traditional discount retailers Target and Wal-Mart produced solid results for the six-month period. Home Depot and Best Buy also benefited from strengthening consumer spending as customers were more willing to spend on big-ticket items. In the second half of the year, we returned to Kohl's and Spanish-based Inditex.

In our opinion, the management teams at both companies make significant strides to refocus their businesses through better inventory management, which should lead to improving gross margins. We expect both companies to perform well through 2005. While traditional retailers produced solid returns, Internet retailers exceeded expectations during the fourth quarter as consumers chose to avoid the malls. Although we trimmed our position in eBay, taking profits after the stock's sharp advance over the past year, it was a top contributor for the past six and 12 months.

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

                                     Growth Stock
                                         Domestic
As of 12/31/04                          Portfolio       S&P 500
--------------------------------------------------------------------------------

Earnings Growth Rate

      Past 5 Years                          10.9%          9.4%

      Projected 5 Years                     14.4          11.5

Return on Equity

      Past 5 Years                          17.6          18.9

Long-Term Debt as
Percent of Capital                          25.3          31.1

P/E Ratio (Based on Next 12
Months' estimated earnings) *               19.2X         17.8X

* Source data: IBES. Forecasts are in no way indicative of future investment returns.

Unfortunately, it was not all rosy for the consumer discretionary sector. The lackluster performance for media companies has been well documented in previous shareholder reports. Earlier in the year, we recognized that we had overestimated the return of advertising spending in radio and reduced exposure to Clear Channel Communications. However, we added to Liberty Media during the period as the company has solid cable television assets. We also added to News Corp. and Time Warner at attractive valuations. Although media was among our worst-performing industries for the year, the group was among our best performers since June.

Many of our largest purchases during the second half were in the financials sector, and as valuations became more attractive and investors more comfortable with the measured pace of interest rate increases and inflation, the group rallied. The stronger financing environment, coupled with an increase in merger and acquisitions, contributed to solid gains for brokers Goldman Sachs and Merrill Lynch. We increased our positions in Charles Schwab and Ameritrade, which benefited as investor trading picked up. However, the entire insurance industry was rocked by New York Attorney General Eliot Spitzer's allegations of bid-rigging, hurting several of our holdings, especially AIG. Hartford Financial and Marsh & McLennan also struggled but rebounded by the end of the period. We used this opportunity to increase our positions as we believe that these companies have solid fundamentals and will weather the recent round of allegations.

The fund's health care companies provided good gains since mid-year, boosted by strong results from service companies UnitedHealth Group and WellPoint. WellPoint recently completed a merger with Anthem (and is now the nation's largest health care insurer), which is expected to yield significant cost synergies. Pharmaceuticals generated mixed results over the past six and 12 months. Johnson & Johnson and Wyeth were strong gainers, but Pfizer was a significant detractor due to concern that its leading arthritis drug, Celebrex, could be linked to an increased risk of heart attacks. We had already trimmed some of our holding before the late-period announcement. Forest Laboratories fell sharply in the second half, mostly due to the expiration of its patent on Celexa.

SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

                                          Percent of Net Assets
Periods Ended                             6/30/04      12/31/04
--------------------------------------------------------------------------------

Information Technology                      23.6%         21.2%

Financials                                  19.0          20.5

Consumer Discretionary                      19.5          18.4

Health Care                                 13.0          13.3

Industrials and Business Services            8.4           9.7

Consumer Staples                             5.2           5.3

Energy                                       4.0           4.2

Telecommunication Services                   2.9           3.3

Materials                                    1.7           1.9

Utilities                                    0.0           0.0

Other and Reserves                           2.7           2.2
--------------------------------------------------------------------------------
Total                                      100.0%        100.0%


Historical weightings reflect current industry/sector classifications.

Information technology (IT) was the portfolio's worst sector for the past six months because of weakness in software and semiconductor holdings. However, thanks to a strong fourth quarter, the sector generated modest gains. While December is usually favorable for software companies as corporations try to exhaust their IT budgets, software was weaker than expected. Microsoft, Veritas Software, and Red Hat were significant 6- and 12-month detractors. We eliminated our position in Veritas given the prospect of challenging year-over-year earnings comparisons.

The semiconductor revenue cycle peaked during the summer, and most companies in the industry have lowered earnings expectations as they worked through increasing inventory levels. We believe that they will continue to be pressured into early 2005 but expect better performance by the middle of next year. We added to our positions in Analog Devices and Xilinx at what we viewed as attractive valuations, but both stocks detracted from six-month results. Internet software and services holdings produced mixed returns; Google generated strong gains, but IAC/InterActiveCorp struggled due to higher prices for its online travel business.

Although the mega-caps and steady-growth companies we favor underperformed smaller stocks and the more volatile fast-growth large-caps for the year, we believe that the pendulum is poised to swing in our favor, and the market will reward companies that produce stable earnings growth. We used the recent weakness to increase positions in Citigroup, Intel, and GE.

OUTLOOK

Over the next 12 months, we believe that the U.S. economy and developed markets worldwide will continue to expand, although at a slower pace than in 2004. This growth should be accompanied by slightly higher inflation and interest rates, resulting in positive but not spectacular equity market returns.

We believe large-capitalization growth stocks offer the best risk/reward comparisons at current prices and that growth stocks in general should perform better as economic growth ebbs. As always, we continue to work diligently on your behalf to find new investments for your portfolio.

Respectfully submitted,

Robert W. Smith
Chairman of the fund's Investment Advisory Committee

January 17, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

RISKS OF STOCK INVESTING

The fund's share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock's price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock's market price to its book value, i.e., the company's net worth divided by the number of outstanding shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 U.S. primarily large-cap companies.
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T. ROWE PRICE GROWTH STOCK FUND
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PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/04
--------------------------------------------------------------------------------

Citigroup                                                                   3.6%

Microsoft                                                                   3.3

UnitedHealth Group                                                          2.6

GE                                                                          2.6

American International Group                                                2.3
--------------------------------------------------------------------------------

Wal-Mart                                                                    2.0

State Street                                                                1.9

Dell                                                                        1.9

Tyco International                                                          1.7

Danaher                                                                     1.7
--------------------------------------------------------------------------------

Liberty Media                                                               1.7

WellPoint                                                                   1.6

Target                                                                      1.6

International Game Technology                                               1.5

Amgen                                                                       1.4
--------------------------------------------------------------------------------

American Express                                                            1.4

Affiliated Computer Services                                                1.3

Accenture                                                                   1.3

Intel                                                                       1.3

UBS                                                                         1.3
--------------------------------------------------------------------------------

Cendant                                                                     1.2

News Corp.                                                                  1.2

SLM Corporation                                                             1.2

Baker Hughes                                                                1.1

Best Buy                                                                    1.1
--------------------------------------------------------------------------------
Total                                                                      43.8%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE GROWTH STOCK FUND
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PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/04

Largest Purchases
--------------------------------------------------------------------------------
Wal-Mart

WellPoint !

Microsoft

American International Group

Citigroup

State Street

Kohl's *

Deere *

Danaher

Corning


Largest Sales
--------------------------------------------------------------------------------

Nextel Communications

Fannie Mae

VERITAS Software **

Pfizer

Nucor

Guidant **

eBay

St. Paul Companies **

Applied Materials **

STMicroelectronics **


 ! Merger
 * Position added
** Position eliminated

T. ROWE PRICE GROWTH STOCK FUND
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Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]
--------------------------------------------------------------------------------

GROWTH STOCK FUND
--------------------------------------------------------------------------------

As of 12/31/04

Growth Stock Fund                             $ 31,635

S&P 500 Stock Index                           $ 31,258

Lipper Large-Cap Growth Funds Index           $ 22,900


                                 Growth            S&P 500     Lipper Large-Cap
                             Stock Fund        Stock Index    rowth Funds Index

12/94                   $        10,000    $        10,000      $        10,000

12/95                            13,097             13,758               13,492

12/96                            15,939             16,917               16,266

12/97                            20,174             22,561               20,754

12/98                            25,703             29,008               28,323

12/99                            31,396             35,112               38,185

12/00                            31,481             31,915               30,671

12/01                            28,398             28,122               23,350

12/02                            21,868             21,907               16,786

12/03                            28,696             28,190               21,312

12/04                            31,635             31,258               22,900



Note: Performance for the Advisor and R Class shares will vary due to their differing fee structures. See returns on the next page.

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since   Inception
Periods Ended 12/31/04       1 Year   5 Years   10 Years   Inception        Date
--------------------------------------------------------------------------------

Growth Stock Fund            10.24%     0.15%     12.21%          -           -

S&P 500 Stock Index          10.88     -2.30      12.07           -

Lipper Large-Cap Growth
Funds Index                   7.45     -9.72       8.64           -
--------------------------------------------------------------------------------

Growth Stock Fund-
Advisor Class                10.04         -          -        3.46%    12/31/01

S&P 500 Stock Index          10.88         -          -        3.59

Lipper Large-Cap Growth
Funds Index                   7.45         -          -       -0.65
--------------------------------------------------------------------------------

Growth Stock Fund-R Class     9.72         -          -       21.46      9/30/02

S&P 500 Stock Index          10.88         -          -       21.40

Lipper Large-Cap Growth
Funds Index                   7.45         -          -       16.99
--------------------------------------------------------------------------------

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class ("investor class") charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and expenses based on the fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

--------------------------------------------------------------------------------

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------

                                Beginning           Ending         Expenses Paid
                            Account Value    Account Value        During Period*
                                   7/1/04         12/31/04    7/1/04 to 12/31/04
--------------------------------------------------------------------------------

Investor Class

Actual                             $1,000        $1,075.00                 $3.86

Hypothetical (assumes 5%
return before expenses)             1,000         1,021.42                  3.76

Advisor Class

Actual                              1,000         1,074.20                  4.85

Hypothetical (assumes 5%
return before expenses)             1,000         1,020.46                  4.72

R Class

Actual                              1,000         1,072.40                  6.36

Hypothetical (assumes 5%
return before expenses)             1,000         1,019.00                  6.19

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period. The annualized expense ratio of the investor class was 0.74%, the Advisor Class was 0.93%, and the R Class was 1.22%.

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Investor Class

                                   Year
                                  Ended
                               12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
NET ASSET VALUE

Beginning of period              $24.33   $ 18.58   $ 24.18   $ 27.20   $ 33.27

Investment activities

  Net investment income (loss)     0.15      0.06      0.05      0.09      0.07

  Net realized and
  unrealized gain (loss)           2.34      5.74     (5.61)    (2.76)     0.21

  Total from
  investment activities            2.49      5.80     (5.56)    (2.67)     0.28

Distributions

  Net investment income           (0.15)    (0.05)    (0.04)    (0.08)    (0.07)

  Net realized gain                   -        -        -       (0.27)    (6.28)

  Total distributions             (0.15)    (0.05)    (0.04)    (0.35)    (6.35)

NET ASSET VALUE

End of period                    $26.67   $ 24.33   $ 18.58   $ 24.18   $ 27.20
                                 -----------------------------------------------

Ratios/Supplemental Data

Total return^                     10.24%    31.23%  (23.00)%   (9.79)%     0.27%

Ratio of total expenses to
average net assets                 0.74%     0.76%     0.77%     0.77%     0.73%

Ratio of net investment
income (loss) to average
net assets                         0.72%     0.29%     0.23%     0.34%     0.20%

Portfolio turnover rate            30.7%     35.0%     46.9%     64.1%     74.3%

Net assets, end of period
(in millions)                    $ 8,238  $ 5,651   $ 3,728   $ 4,685   $ 5,428

^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Advisor Class

                                          Year
                                         Ended
                                      12/31/04         12/31/03         12/31/02
NET ASSET VALUE

Beginning of period                   $ 24.23          $ 18.54         $  24.18

Investment activities

  Net investment income                  0.14             0.05             0.01*

  Net realized and
  unrealized gain (loss)                 2.29             5.69            (5.61)

Total from investment activities         2.43             5.74            (5.60)

Distributions

  Net investment income                 (0.14)           (0.05)           (0.04)

NET ASSET VALUE

End of period                         $ 26.52          $ 24.23         $  18.54
                                      ------------------------------------------

Ratios/Supplemental Data

Total return^                           10.04%           30.97%        (23.16)%*

Ratio of total expenses to
average net assets                       0.93%            0.92%           1.10%*

Ratio of net investment
income (loss) to average
net assets                               0.72%            0.15%           0.00%*

Portfolio turnover rate                  30.7%            35.0%            46.9%

Net assets, end of period
(in thousands)                        $451,206         $ 90,856        $     541


^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

*Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 4/30/06.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

R Class

                                          Year                           9/30/02
                                         Ended                           Through
                                      12/31/04         12/31/03         12/31/02
NET ASSET VALUE

Beginning of period                   $ 24.19          $ 18.56         $  17.20

Investment activities

  Net investment income                  0.11             0.05            (0.01)

  Net realized and
  unrealized gain (loss)                 2.24             5.62            1.41**

Total from investment activities         2.35             5.67             1.40

Distributions

  Net investment income                 (0.10)           (0.04)           (0.04)

NET ASSET VALUE

End of period                         $ 26.44          $ 24.19         $  18.56
                                      ------------------------------------------

Ratios/Supplemental Data

Total return^                            9.72%           30.56%            8.14%

Ratio of total expenses to
average net assets                       1.21%            1.21%           1.26%!

Ratio of net investment
income (loss) to average
net assets                               0.46%          (0.14)%         (0.17)%!

Portfolio turnover rate                  30.7%            35.0%            46.9%

Net assets, end of period
(in thousands)                        $ 98,348         $ 12,778        $    108

 ^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

**The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

 !Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004

PORTFOLIO OF INVESTMENTS (1)                             Shares            Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS   97.8%

CONSUMER DISCRETIONARY   18.4%

Automobiles   0.5%

Harley-Davidson                                         693,400           42,124

                                                                          42,124

Hotels, Restaurants & Leisure   3.6%

Carnival                                              1,622,900           93,528

Compass (GBP)                                         9,955,000           46,965

International Game Technology                         3,790,000          130,300

MGM Mirage *                                            274,073           19,936

Starbucks *                                             425,000           26,503

                                                                         317,232

Internet & Catalog Retail   0.6%

eBay *                                                  451,700           52,524

                                                                          52,524

Media   7.6%

British Sky Broadcasting (GBP)                        2,450,000           26,379

Clear Channel Communications                          1,160,000           38,849

Comcast, Class A *                                    1,915,000           62,889

EchoStar Communications, Class A                      2,020,000           67,145

Liberty Media, Class A *                             13,367,400          146,774

News Corp., Class A *                                 5,743,000          107,164

Scripps, Class A                                        940,000           45,383

Time Warner *                                         4,025,000           78,246

Univision Communications, Class A *                   1,071,800           31,372

Viacom, Class B                                       1,818,724           66,183

                                                                         670,384

Multiline Retail   2.7%

Family Dollar Stores                                  1,125,000           35,134

Kohl's *                                              1,233,000           60,627

Target                                                2,655,000          137,874

                                                                         233,635

Specialty Retail   3.0%

Best Buy                                              1,653,500           98,251

Home Depot                                            2,215,900           94,708

Inditex (EUR)                                         1,320,000           38,775

Kingfisher (GBP)                                      6,130,000           36,377

                                                                         268,111

Textiles, Apparel, & Luxury Goods   0.4%

Hermes International (EUR)                              161,565           32,107

                                                                          32,107

Total Consumer Discretionary                                           1,616,117


CONSUMER STAPLES   5.3%

Beverages   0.9%

Coca-Cola                                             1,260,900           52,491

PepsiCo                                                 463,100           24,174

                                                                          76,665

Food & Staples Retailing   3.9%

Sysco                                                 1,513,000           57,751

Wal-Mart                                              3,397,600          179,461

Wal-Mart de Mexico, Series V (MXN)                    3,925,000           13,473

Wal-Mart de Mexico ADR                                  590,000           20,189

Walgreen                                              1,989,000           76,318

                                                                         347,192

Tobacco   0.5%

Altria Group                                            704,800           43,063

                                                                          43,063

Total Consumer Staples                                                   466,920


ENERGY   4.2%

Energy Equipment & Services   2.2%

Baker Hughes                                          2,310,000           98,568

Schlumberger                                          1,350,000           90,382

                                                                         188,950

Oil & Gas   2.0%

ChevronTexaco                                         1,520,000           79,815

ExxonMobil                                            1,914,374           98,131

                                                                         177,946

Total Energy                                                             366,896

FINANCIALS   20.5%

Capital Markets   8.1%

AmeriTrade *                                          4,413,000           62,753

Charles Schwab                                        4,437,400           53,071

Credit Suisse Group (CHF) *                           1,425,000           59,698

Goldman Sachs                                           473,100           49,221

Mellon Financial                                      1,864,900           58,017

Merrill Lynch                                         1,550,000           92,643

Northern Trust                                        1,203,000           58,442

State Street                                          3,377,000          165,878

UBS (CHF)                                             1,350,000          112,816

                                                                         712,539

Commercial Banks   1.4%

Anglo Irish Bank (EUR)                                1,600,800           38,789

U.S. Bancorp                                          2,723,400           85,297

                                                                         124,086

Consumer Finance   2.6%

American Express                                      2,113,300          119,127

SLM Corporation                                       1,960,000          104,644

                                                                         223,771

Diversified Financial Services   3.6%

Citigroup                                             6,641,800          320,002

                                                                         320,002

Insurance   4.3%

ACE Limited                                           1,000,000           42,750

American International Group                          3,109,200          204,181

Hartford Financial Services                           1,406,100           97,457

Marsh & McLennan                                      1,050,000           34,545

                                                                         378,933

Thrifts & Mortgage Finance   0.5%

Fannie Mae                                              393,600           28,028

Freddie Mac                                             215,000           15,846

                                                                          43,874

Total Financials                                                       1,803,205

HEALTH CARE   13.3%

Biotechnology   2.7%

Amgen *                                               1,887,400          121,077

Biogen Idec *                                           550,000           36,635

Genentech *                                             350,000           19,054

Gilead Sciences *                                     1,609,400           56,313

                                                                         233,079

Health Care Equipment & Supplies   2.2%

Biomet                                                  910,000           39,485

Boston Scientific *                                   1,125,100           39,997

Medtronic                                             1,714,600           85,164

Stryker                                                 667,000           32,183

                                                                         196,829

Health Care Providers & Services   4.4%

Cardinal Health                                         327,000           19,015

UnitedHealth Group                                    2,575,000          226,677

WellPoint *                                           1,235,000          142,025

                                                                         387,717

Pharmaceuticals   4.0%

Elan ADR *                                            1,639,000           44,663

Forest Laboratories *                                   687,500           30,841

Johnson & Johnson                                     1,343,500           85,205

Pfizer                                                3,270,300           87,938

Teva Pharmaceutical ADR                               1,130,000           33,742

Wyeth                                                 1,582,900           67,416

                                                                         349,805

Total Health Care                                                      1,167,430


INDUSTRIALS & BUSINESS SERVICES   9.7%

Air Freight & Logistics   1.1%

UPS, Class B                                          1,070,000           91,442

                                                                          91,442

Commercial Services & Supplies   1.9%

Apollo Group, Class A *                                 757,000           61,098

Cendant                                               4,645,000          108,600

                                                                         169,698

Industrial Conglomerates   4.3%

GE                                                    6,150,600          224,497

Tyco International                                    4,225,000          151,001

                                                                         375,498

Machinery   2.4%

Danaher                                               2,587,000          148,520

Deere                                                   870,000           64,728

                                                                         213,248

Total Industrials & Business Services                                    849,886


INFORMATION TECHNOLOGY   21.2%

Communications Equipment   2.6%

Cisco Systems *                                       3,575,900           69,015

Corning *                                             7,175,000           84,450

Juniper Networks *                                    1,650,000           44,863

QUALCOMM                                                826,600           35,048

                                                                         233,376

Computers & Peripherals   1.9%

Dell *                                                3,913,100          164,898

                                                                         164,898

Internet Software & Services   1.7%

Google, Class A *                                       175,000           33,793

IAC/InterActiveCorp *                                 1,969,200           54,389

Yahoo! *                                              1,574,700           59,335

                                                                         147,517

IT Services   4.2%

Accenture, Class A *                                  4,260,000          115,020

Affiliated Computer Services, Class A *               1,941,400          116,853

First Data                                            1,073,700           45,675

Fiserv *                                              1,710,000           68,725

Infosys Technologies (INR)                              400,000           19,353

                                                                         365,626

Semiconductor & Semiconductor Equipment   4.5%

Analog Devices                                        2,046,600           75,560

ASML Holding (EUR) *                                  1,650,000           26,379

Intel                                                 4,832,300          113,027

Maxim Integrated Products                               993,600           42,119

Samsung Electronics (KRW)                               129,400           56,313

Texas Instruments                                     1,100,000           27,082

Xilinx                                                1,981,300           58,746

                                                                         399,226

Software   6.3%

Adobe Systems                                           841,100           52,771

Intuit *                                              1,050,000           46,210

Mercury Interactive *                                   875,000           39,856

Microsoft                                            10,848,000          289,750

Oracle *                                              4,398,700           60,350

Red Hat *                                             2,122,700           28,338

SAP (EUR)                                               197,000           35,042

                                                                         552,317

Total Information Technology                                           1,862,960


MATERIALS   1.9%

Metals & Mining   1.9%

BHP Billiton (AUD)                                    6,395,000           76,532

Nucor                                                   550,000           28,787

Rio Tinto (Ordinary shares) (GBP)                     2,160,000           63,439

Total Materials                                                          168,758


TELECOMMUNICATION SERVICES   3.3%

Diversified Telecommunication Services   0.9%

Sprint                                                1,800,000           44,730

Telus (CAD)                                             592,900           17,850

Telus                                                   707,500           20,447

                                                                          83,027

Wireless Telecommunication Services   2.4%

America Movil ADR, Series L                             675,000           35,336

Crown Castle International *                          2,250,000           37,440

Nextel Communications, Class A *                      1,965,300           58,959

Vodafone (GBP)                                       18,050,000           48,846

Vodafone ADR                                          1,000,300           27,388


                                                                         207,969

Total Telecommunication Services                                         290,996


Total Common Stocks (Cost  $6,575,528)                                 8,593,168


SHORT-TERM INVESTMENTS   2.6%

Money Market Fund   2.6%

T. Rowe Price Reserve Investment Fund, 2.28% #!     233,431,159          233,431


Total Short-Term Investments (Cost  $233,431)                            233,431


Total Investments in Securities

100.4% of Net Assets (Cost $6,808,959)                                $8,826,599


(1)     Denominated in U.S. dollars unless otherwise noted

  #     Seven-day yield

  *     Non-income producing

  !     Affiliated company - See Note 4

ADR     American Depository Receipts

AUD     Australian dollar

CAD     Canadian dollar

CHF     Swiss franc

EUR     Euro

GBP     British pound

INR     Indian rupee

KRW     South Korean won

MXN     Mexican peso

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $233,431)                            $     233,431

  Non-affiliated companies (cost $6,575,528)                          8,593,168

  Total investments in securities                                     8,826,599

Other assets                                                            143,978

Total assets                                                          8,970,577

Liabilities

Total liabilities                                                       182,962

NET ASSETS                                                        $   8,787,615
                                                                  -------------

Net Assets Consist of:

Undistributed net investment income (loss)                        $         899

Undistributed net realized gain (loss)                                 (395,904)

Net unrealized gain (loss)                                            2,017,685

Paid-in-capital applicable to 329,671,591 shares of
$1.00 par value capital stock outstanding;
300,000,000 shares authorized                                         7,164,935

NET ASSETS                                                        $   8,787,615

NET ASSET VALUE PER SHARE

Investor Class
($8,238,061,256/308,934,756 shares outstanding)                   $       26.67
                                                                   -------------

Advisor Class
($451,206,110/17,016,477 shares outstanding)                      $       26.52
                                                                   -------------

R Class
($98,347,747/3,720,358 shares outstanding)                        $       26.44
                                                                   -------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        12/31/04
Investment Income (Loss)

Income

  Dividend                                                        $     100,466

  Interest                                                                   13

  Total income                                                          100,479

Expenses

  Investment management                                                  38,666

  Shareholder servicing

    Investor Class                                                       10,464

    Advisor Class                                                           211

    R Class                                                                  67

  Rule 12b-1 fees

    Advisor Class                                                           559

    R Class                                                                 253

  Custody and accounting                                                    487

  Registration                                                              316

  Prospectus and shareholder reports

    Investor Class                                                          206

    Advisor Class                                                            20

    R Class                                                                   7

  Legal and audit                                                            32

  Directors                                                                  14

  Miscellaneous                                                              59

  Total expenses                                                         51,361

  Expenses paid indirectly                                                   (1)

  Net expenses                                                           51,360

Net investment income (loss)                                             49,119

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        12/31/04
Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                            204,177

  Written options                                                           841

  Foreign currency transactions                                          (2,221)

  Net realized gain (loss)                                              202,797

Change in net unrealized gain (loss)

  Securities                                                            526,798

  Other assets and liabilities
  denominated in foreign currencies                                          27

  Change in net unrealized gain (loss)                                  526,825

Net realized and unrealized gain (loss)                                 729,622

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $     778,741
                                                                  -------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                           Year
                                                          Ended
                                                       12/31/04         12/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                    $     49,119      $    13,215

  Net realized gain (loss)                             202,797           57,706

  Change in net unrealized gain (loss)                 526,825        1,191,741

  Increase (decrease) in net assets
  from operations                                      778,741        1,262,662

Distributions to shareholders

  Net investment income

    Investor Class                                     (45,245)         (11,488)

    Advisor Class                                       (2,065)            (176)

    R Class                                               (358)             (18)

  Decrease in net assets from distributions            (47,668)         (11,682)

Capital share transactions *

  Shares sold

    Investor Class                                   2,875,480        1,268,712

    Advisor Class                                      392,142           94,726

    R Class                                             90,815           12,947

  Distributions reinvested

    Investor Class                                      41,786           10,776

    Advisor Class                                        1,623              135

    R Class                                                358               17

  Shares redeemed

    Investor Class                                  (1,021,877)        (597,262)

    Advisor Class                                      (65,793)         (14,046)

    R Class                                            (12,903)          (1,154)

  Increase (decrease) in net assets from
  capital share transactions                         2,301,631          774,851

Net Assets

Increase (decrease) during period                    3,032,704        2,025,831

Beginning of period                                  5,754,911        3,729,080

End of period                                     $  8,787,615      $ 5,754,911
                                                  ------------      -----------
(Including undistributed net investment income of $899 at 12/31/04 and $1,436 at 12/31/03)

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                           Year
                                                          Ended
                                                       12/31/04         12/31/03
*Share information

    Shares sold

      Investor Class                                   116,202           60,056

      Advisor Class                                     15,877            4,336

      R Class                                            3,703              574

    Distributions reinvested

      Investor Class                                     1,583              459

      Advisor Class                                         62                6

      R Class                                               13                1

    Shares redeemed

      Investor Class                                   (41,171)         (28,816)

      Advisor Class                                     (2,673)            (621)

      R Class                                             (524)             (52)

    Increase (decrease) in shares outstanding           93,072           35,943

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Growth Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies. The fund has three classes of shares: the Growth Stock Fund original share class, referred to in this report as the Investor Class, offered since April 11, 1950, Growth Stock Fund--Advisor Class (Advisor Class), offered since December 31, 2001, and Growth Stock Fund--R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting
The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class's average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $390,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Subscriptions
Under certain circumstances and when considered in the best interest of the fund, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the year ended December 31, 2004, the fund accepted $52,046,000 of in-kind subscriptions.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the year ended December 31, 2004, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $29,414,000, represents 29.3% of dividend income reflected in the accompanying financial statements and is not expected to recur.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Options
Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Transactions in options written and related premiums received during the year ended December 31, 2004, were as follows:

--------------------------------------------------------------------------------

                                                      Number of
                                                      Contracts         Premiums
Outstanding at beginning of period                           -      $         -

Written                                                  9,400        2,115,000

Exercised                                               (1,000)        (194,000)

Expired                                                 (2,900)        (466,000)

Closed                                                  (5,500)      (1,455,000)

Outstanding at end of period                                 -      $         -
                                                      --------------------------

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $4,380,368,000 and $2,052,867,000, respectively, for the year ended December 31, 2004.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 totaled $47,668,000 and were characterized as ordinary income for tax purposes. At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                       $   2,075,249,000

Unrealized depreciation                                             (58,033,000)

Net unrealized appreciation (depreciation)                        2,017,216,000

Undistributed ordinary income                                           899,000

Capital loss carryforwards                                         (395,435,000)

Paid-in capital                                                   7,164,935,000

Net assets                                                    $   8,787,615,000
                                                              -----------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2004, the fund utilized $205,018,000 of capital loss carryforwards. As of December 31, 2004, the fund had $147,708,000 of capital loss carryforwards that expire in 2009, $236,038,000 that expire in 2010, and $11,689,000 that expire in 2011.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between income and gain relate primarily to the character of currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                           $      (1,988,000)

Undistributed net realized gain                                       1,988,000

At December 31, 2004, the cost of investments for federal income tax purposes was $6,809,428,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $4,033,000.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. Through the repayment date, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class's net assets have grown or expenses have declined sufficiently to allow repayment without causing the class's expense ratio to exceed its expense limitation.

--------------------------------------------------------------------------------

                                                  Advisor Class          R Class

Expense Limitation                                        1.10%            1.35%

Limitation Date                                         4/30/06          4/30/06

Repayment Date                                          4/30/08          4/30/08


Pursuant to this agreement, at December 31, 2004, there were no amounts subject to repayment. For the year ended December 31, 2004, each class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent.
T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $102,000 for Price Associates, $2,314,000 for T. Rowe Price Services, Inc., and $4,296,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $621,000 of these expenses was payable.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2004, the fund was allocated $595,000 of Spectrum Funds' expenses and $1,089,000 of Retirement Funds' expenses. Of these amounts, $1,186,000 related to services provided by Price and $149,000 was payable at period-end. At December 31, 2004, approximately 5.2% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 6.7% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $2,857,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $233,431,000 and $195,459,000, respectively.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 181,617 shares of the Investor Class aggregating less than 1% of the fund's net assets.

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Growth Stock Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Growth Stock Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $47,131,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $47,131,000 of the fund's income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE GROWTH STOCK FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years and
Year Elected *                Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, President, and
(1945)                        Chief Executive Officer, The Rouse Company, real
2001                          estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
1980

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific
1994                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corp.

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh Inc. (1999-2003); Managing
2003                          Director and Head of International Private
                              Banking, Bankers Trust (1996-1999); Director, Eli
                              Lilly and Company and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates, Inc.
(1934)                        consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc.,
(1946)                        a real estate investment company; Partner,
2001                          Blackstone Real Estate Advisors, L.P.; Director,
                              AMLI Residential Properties Trust and The Rouse
                              Company, real estate developers

*Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]          Directorships of Other Public Companies

James A.C. Kennedy, CFA       Director and Vice President, T. Rowe Price and
(1953)                        T. Rowe Price Group, Inc.; Director, T. Rowe
1997                          Price Global Investment Services Limited and
[43]                          T. Rowe Price International, Inc.

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
1982                          President, T. Rowe Price Group, Inc.; Chairman of
[112]                         the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, Growth Stock Fund

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Stephen V. Booth, CPA (1961)            Vice President, T. Rowe Price, T. Rowe
Vice President, Growth Stock Fund       Price Group, Inc., and T. Rowe Price
                                        Trust Company

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, Growth Stock Fund            Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

D. Kyle Cerminara, CFA (1977)           Vice President, T. Rowe Price
Vice President, Growth Stock Fund

Anna M. Dopkin, CFA (1967)              Vice President, T. Rowe Price and
Vice President, Growth Stock Fund       T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Henry M. Ellenbogen (1971)              Vice President, T. Rowe Price and
Vice President, Growth Stock Fund       T. Rowe Price Group, Inc.; formerly
                                        Executive Vice President, Business
                                        Development, HelloAsia (to 2001); Chief
                                        of Staff, U.S. Representative Peter
                                        Deutsch (to 1999)

Joseph B. Fath, CPA (1971)              Vice President, T. Rowe Price; formerly
Vice President, Growth Stock Fund       intern, T. Rowe Price (to 2001); Chief
                                        Financial Officer and Co-founder,
                                        Broadform, Inc. (to 2000); student, the
                                        Wharton School, University of
                                        Pennsylvania (to 1999)

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, Growth Stock Fund       Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Robert N. Gensler (1957)                Vice President, T. Rowe Price and
Vice President, Growth Stock Fund       T. Rowe Price Group, Inc.

John R. Gilner (1961)                   Chief Compliance Officer and Vice
Chief Compliance Officer,               President, T. Rowe Price; Vice President
Growth Stock Fund                       T. Rowe Price Investment Services, Inc.,
                                        and T. Rowe Price Group, Inc.

Gregory S. Golczewski (1966)            Vice President, T. Rowe Price and
Vice President, Growth Stock Fund       T. Rowe Price Trust Company

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, Growth Stock Fund       Price Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc.,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Kris H. Jenner, M.D., D. Phil. (1962)   Vice President, T. Rowe Price and
Vice President, Growth Stock Fund       T. Rowe Price Group, Inc.

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, Growth Stock Fund            and T. Rowe Price Investment Services,
                                        Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

D. James Prey III (1959)                Vice President, T. Rowe Price and
Vice President, Growth Stock Fund       T. Rowe Price Group, Inc.

Larry J. Puglia CFA, CPA (1960)         Vice President, T. Rowe Price and
Vice President, Growth Stock Fund       T. Rowe Price Group, Inc.

Jeffrey Rottinghaus, CPA (1970)         Vice President, T. Rowe Price and
Vice President, Growth Stock Fund       T. Rowe Price Group, Inc.; formerly
                                        student, the Wharton School, University
                                        of Pennsylvania (to 2001); Information
                                        Technology Consultant, Kelly-Lewey &
                                        Associates (to 1999)

Robert W. Sharps, CFA, CPA (1971)       Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.
Growth Stock Fund

Robert W. Smith (1961)                  Vice President, T. Rowe Price, T. Rowe
President, Growth Stock Fund            Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Michael F. Sola, CFA (1969)             Vice President, T. Rowe Price and
Vice President, Growth Stock Fund       T. Rowe Price Group, Inc.

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, Growth Stock Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $21,264               $20,335
     Audit-Related Fees                       2,898                 1,307
     Tax Fees                                 5,767                 5,281
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Growth Stock Fund, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005